UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Cactus Acquisition Corp. 1 Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Cactus Acquisition Corp. 1 Ltd.
4B Cedar Brook Drive
Cranbury, NJ 08512

May 8, 2023

Dear Shareholders:

On behalf of the board of directors (the “Board”) of Cactus Acquisition Corp. 1 Ltd. (the “Company” or “Cactus”), I invite you to attend an extraordinary general meeting of the Company (the “Meeting”). The Meeting will be held at 9:00 a.m. Eastern Time/4:00 p.m. local (Israeli time) on May 30, 2023. The Company will be holding the Meeting at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/cactusac/egm2023. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/cactusac/egm2023.

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment (the “Articles Amendment”) to Cactus’ Amended and Restated Memorandum and Articles of Association (the “Articles”) that will provide that the existing restriction under the Articles that prevents the issuance by the Company of additional shares that would vote together with the Company’s publicly held Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), on a proposal to approve the Company’s initial business combination, will not apply to the issuance of Class A ordinary shares upon conversion of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) where the holders of the converted shares waive their rights to proceeds from the Company’s trust account (the “Articles Amendment Proposal”); and

2.	Proposal No. 2 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Articles Amendment Proposal.

Each of the proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Articles Amendment Proposal is to remove the existing remaining restriction under the Articles that prevents the holders of the Class B ordinary shares from converting those shares into Class A ordinary shares prior to the Company’s initial business combination. If adopted, the proposed Articles Amendment will enable that conversion, which will give the Company further flexibility to retain shareholders and meet Nasdaq continued listing requirements even if redemptions of publicly-held Class A ordinary shares sold in our initial public offering (“public shares”) would otherwise cause the Company to no longer be in compliance with Nasdaq’s listing standards.

Only holders of record of our Class A ordinary shares and Class B ordinary shares (collectively, the “ordinary shares”) at the close of business on April 25, 2023 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has approved the proposals, and recommends that shareholders vote in favor of each proposal. Approval of the Articles Amendment Proposal requires a special resolution as a matter of Cayman Islands law, being a resolution passed by majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Approval of the Adjournment Proposal requires an ordinary resolution being a resolution passed by a simple majority of the shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. All of the Class B ordinary shares in the capital of Cactus are currently held by Cactus Healthcare Management, L.P. (the “Sponsor”).

In connection with the Articles Amendment Proposal, holders of the public shares (“public shareholders”) may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether or how such public shareholders vote on the proposals at the Meeting. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Amendment Proposal receives the requisite shareholder approval.

You are not being asked to vote on any business combination at this time. If the Articles Amendment Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares if and when a business combination proposal is submitted to shareholders for approval, subject to any limitations set forth in our Articles. In addition, public shareholders who do not make the Election will be entitled to have their public shares redeemed for cash if the Company has not completed a business combination before the deadline for doing so under the Articles (currently, November 2, 2023), subject to any limitations set forth in our Articles.

Under the Articles, the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the agreement to which we are party with the trustee for the Trust) or (b) the deadline for our completion of a business combination under the Articles (currently, November 2, 2023).

To exercise your redemption rights, you must tender your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, prior to 5:00 P.M. Eastern Time on May 25, 2023 (two business days prior to the Meeting). You may tender your shares by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.48 at the time of the Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Global Market on May 5, 2023 was $10.46. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.02 more for each share than if such shareholder sold the shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their public shares.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Articles Amendment Proposal and the Adjournment Proposal. Whether or not you plan to participate in the Meeting virtually or in person, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Nachum (Homi) Shamir,
Chairman of the Board
May 8, 2023

Cactus Acquisition Corp. 1 Ltd.

4B Cedar Brook Drive

Cranbury, NJ 08512

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF

Cactus Acquisition Corp. 1 Ltd.

TO BE HELD ON MAY 30, 2023

To the Shareholders of Cactus Acquisition Corp. 1 Ltd.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Meeting”) of Cactus Acquisition Corp. 1 Ltd., a Cayman Islands exempted company (the “Company,” “Cactus”, “we” or “us”), will be held on May 30, 2023, at 9:00 a.m. Eastern Time/4:00 p.m. local (Israeli) time. The Company will be holding the Meeting at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/cactusac/egm2023.

The purpose of the Meeting will be to consider and vote upon the following proposals:

1.	Proposal No. 1 - A proposal to approve, by way of special resolution, an amendment (the “Articles Amendment”) to Cactus’ Amended and Restated Memorandum and Articles of Association (the “Articles”) that will provide that the existing restriction under the Articles that prevents the issuance of additional shares that would vote together with the Company’s publicly held Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), on a proposal to approve the Company’s initial business combination, will not apply to the issuance of Class A ordinary shares upon conversion of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) where the holders of the converted shares waive their rights to proceeds from the Company’s trust account (the “Articles Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to the accompanying proxy statement; and

2.	Proposal No. 2 - A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1 (the “Adjournment Proposal”).

The Board has fixed the close of business on April 25, 2023 as the record date for the Meeting and only holders of shares in the capital of the Company of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Sincerely,

/s/ Nachum (Homi) Shamir
Chairman of the Board

Dated: May 8, 2023

IMPORTANT

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS NOTICE OF EXTRAORDINARY GENERAL MEETING AND PROXY STATEMENT WILL BE AVAILABLE AT https://www.cstproxy.com/cactusac/egm2023. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT MAY 16, 2023.

Cactus Acquisition Corp. 1 Ltd.

4B Cedar Brook Drive
Cranbury, NJ 08512

i

Cactus Acquisition Corp. 1 Ltd.

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING

OF THE COMPANY

To be held at 9:00 a.m. Eastern Time/4:00 p.m. local (Israeli) time on May 30, 2023

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

Why am I receiving this proxy statement?

This proxy statement of Cactus Acquisition Corp. 1 Ltd. (the “Company,” “Cactus,” “we” or “us”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at an extraordinary general meeting of the Company (the “Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company formed on April 19, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is Cactus Healthcare Management LP, a Delaware limited partnership,, which we refer to herein as our “Sponsor”. On November 2, 2021, we consummated the closing of our initial public offering, selling 12,650,000 units (the “Public Units”) (representing the units for the base offering and additional units sold upon the exercise in full by the underwriters of their over-allotment option). Each unit consists of one Class A ordinary share (each, a “Public Share”) and one-half of a redeemable warrant of the Company (each, a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Public Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $126,500,000 at closing.

Substantially concurrent with the closing of our initial public offering (the “IPO”), we completed the private sale of 4,866,667 warrants (“Private Warrants”), to our Sponsor at a purchase price of $1.50 per Private Warrant, generating aggregate gross proceeds of $7,300,000 for the Company. Following the closing, we deposited a total of $129,030,000 in a trust account administered by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”).

Prior to our initial public offering, our Sponsor had purchased an aggregate of 2,875,000 Class B ordinary shares (“Sponsor Shares”) for an aggregate purchase price of $25,000. Prior to the initial investment in the Company of $25,000 by our Sponsor, the Company had no assets, tangible or intangible. In October 2021, we effected a share dividend of 0.1 shares for each share then outstanding, thereby resulting in 3,162,500 Class B ordinary shares outstanding and held by our Sponsor.

On April 20, 2023, we held an extraordinary general meeting in lieu of 2023 annual general meeting (the “Extension Meeting”) at which our shareholders approved, among other proposals, the extension of the deadline under our amended and restated memorandum and articles of association (the “Articles”) for our entry into our initial business combination by six months, from May 2, 2023 to November 2, 2023. One of the additional proposals approved by our shareholders at the Extension Meeting was an amendment to the Articles allowing the conversion of our Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of our initial business combination at the election of the holder (as opposed to that conversion merely occurring automatically upon the consummation of the initial business combination).

Despite the approval of that amendment to the Articles at the Extension Meeting, Article 49.10 of our amended and restated articles of association (the “Articles”), like similar provisions in other blank check companies’ governing documents, restricts our ability to issue additional shares following our initial public offering and prior to our initial business combination. That restriction applies to any shares that will either (i) vote together with our Public Shares as a single class on a proposal to approve our initial business combination, or (ii) be entitled to funds from the Trust Account. If our Class B ordinary shares are converted by our Sponsor into Class A ordinary shares prior to our initial business combination, that would violate that restriction. We are therefore proposing that our shareholders approve at the Meeting (the “Articles Amendment Proposal”) that Article 49.10 be amended (the “Articles Amendment”) so as to exclude from that restriction the issuance of Class A ordinary shares upon conversion of the Class B ordinary shares, provided that the holder of the converted shares (i.e., our Sponsor) waives its right to proceeds from the Trust Account prior to our initial business combination. If the Articles Amendment is approved, that will facilitate the conversion of the Sponsor Shares into Class A ordinary shares prior to the consummation of our initial business combination. Our Board believes that conversion is in the best interests of our shareholders, as it will give us further flexibility to retain shareholders and meet Nasdaq continued listing requirements even if redemptions of Public Shares would otherwise cause us to no longer be in compliance with Nasdaq’s listing standards. Therefore, the Board is submitting the Articles Amendment Proposal for the shareholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

(i) Proposal No. 1 — A proposal to approve, by way of special resolution, an amendment (the “Articles Amendment”) to Cactus’ Amended and Restated Memorandum and Articles of Association (the “Articles”) that will provide that the existing restriction under the Articles that prevents the issuance of additional shares that would vote together with the Company’s publicly held Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), on a proposal to approve the Company’s initial business combination, will not apply to the issuance of Class A ordinary shares upon conversion of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”) where the holders of the converted shares waive their rights to proceeds from the Company’s Trust Account (the “Articles Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to this proxy statement.

(ii) Proposal No. 2 — A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal (the “Adjournment Proposal”).

What is the purpose of the Articles Amendment Proposal?

The purpose of the Articles Amendment Proposal is to allow the Sponsor to convert Class B ordinary shares into Class A ordinary shares at any point in time prior to the initial business combination. At the Extension Meeting, our shareholders approved certain amendments to Cactus’ Articles to provide for the right of a holder of Class B ordinary shares to convert such shares into Class A ordinary shares on a one-for-one basis prior to the closing of an initial business combination at the election of the holder. However, Article 49.10 of the Articles still prohibits us from issuing additional shares following our initial public offering and prior to our initial business combination that will either (i) vote together with our Public Shares as a single class on a proposal to approve our initial business combination, or (ii) be entitled to funds from the Trust Account. The issuance of Class A ordinary shares upon the conversion of the Sponsor Shares would violate that restriction and thereby prevent such a conversion in effect. Consequently, we are proposing in the Articles Amendment Proposal that this restriction will not apply to issuance of Class A ordinary shares upon conversion of the Class B ordinary shares, provided that the holder of the converted shares (i.e., our Sponsor) waives its right to proceeds from the Trust Account. By facilitating our Sponsor’s ability to convert its Sponsor Shares into Class A ordinary shares even prior to our initial business combination, the adoption of the Articles Amendment will give us further flexibility to retain shareholders holding Public Shares and meet continued listing requirements of Nasdaq.

Why should I vote for the Articles Amendment Proposal?

Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with approval of the Articles Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. By facilitating the conversion by the holder of our Class B ordinary shares (the Sponsor) to convert such shares to Class A ordinary shares, we will have greater flexibility to maintain compliance with Nasdaq’s continued listing requirements.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote all shares over which they have voting control in favor of both proposals being presented at the Meeting.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their shares in connection with (i) the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 24 months from the closing of the IPO (this 24 month period reflects an extension from 18 months approved by our shareholders at our recent April 20, 2023 extraordinary general meeting in lieu of 2023 annual general meeting) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. None of our Sponsor, directors or officers are entitled to redeem the Sponsor Shares held by them.

On the record date, our Sponsor beneficially owned and was entitled to vote 3,162,500, or approximately 56.2%, of the Company’s issued and outstanding ordinary shares.

Subject to applicable securities laws, the Sponsor or the Company’s executive officers, directors or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or the Company’s executive officers, directors purchase Public Shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares.

To the extent any such purchases by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or the Company’s executive officers, directors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such Public Shares; and (v) the number of Public Shares for which we have received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of approving the Articles Amendment Proposal or otherwise limit the number of Public Shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Articles Amendment to be effectuated in circumstances where such effectuation could not otherwise occur. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Articles Amendment Proposal.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the proposals.

What vote is required to adopt the Articles Amendment Proposal and the Adjournment Proposal?

Approval of the Articles Amendment Proposal will require special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

The Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of the shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

When would the Board abandon the Articles Amendment?

Our Board will abandon the Articles Amendment if our shareholders do not approve the Articles Amendment Proposal. If we abandon the Articles Amendment, public shareholders will not have their Public Shares redeemed in connection with the Meeting.

What happens if I sell my ordinary shares or units of the Company before the Meeting?

The April 25, 2023 record date is earlier than the date of the Meeting. If you transfer your Public Shares after the record date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your Public Shares prior to the record date, you will have no right to vote those shares at the Meeting.

What happens if the Articles Amendment Proposal is not approved?

If the Articles Amendment Proposal is not approved, our Sponsor will not be permitted to convert its Sponsor Shares into Class A ordinary shares prior to our initial business combination. This may adversely impact the willingness of our public shareholders to continue to hold, and not redeem, their Public Shares, and may therefore adversely affect our ability to successfully comply with Nasdaq listing requirements and to successfully complete our initial business combination. However, this will not, in and of itself, cause the Company to cease to pursue an initial business combination prior to November 2, 2023, the current deadline for doing so under the Articles.

Redemption payments for Elections in connection with this Meeting will only be made if the Articles Amendment Proposal receives the requisite shareholder approval.

If the Articles Amendment Proposal is approved, what happens next?

Subject to the approval of the Articles Amendment Proposal by a special resolution being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, the Company will file an amendment to the Articles with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto. The Sponsor will then promptly convert its Sponsor Shares into Class A ordinary shares. Unless and until the Board determines to wind up the operations of the Company, the Company will continue to work to consummate an initial business combination prior to the expiration of the Articles Amendment.

Would I still be able to exercise my redemption rights if I vote against the Articles Amendment Proposal?

Yes, assuming you are a shareholder as of the record date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Amendment Proposal receives the requisite shareholder approval. If you do not redeem your Public Shares in connection with the Meeting, and you disagree with an initial business combination when it is proposed for a shareholder approval, you will retain your right to redeem your public shares upon consummation of an initial business combination, subject to any limitations set forth in the Articles.

When and where is the Meeting?

The Meeting will be held at 9:00 a.m. Eastern Time/4:00 p.m. local (Israeli) time, on May 30, 2023, at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company’s shareholders may attend and vote at the Meeting in person and/or by visiting https://www.cstproxy.com/cactusac/egm2023 and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing 1-800-450-7155 (toll-free within the United States and Canada) or +1-857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 5869804#. The hybrid format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost.

How do I attend the Meeting virtually?

Registered shareholders received a proxy card from Continental. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on May 23, 2023 at 9:00 a.m. Eastern Time (four (4) business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/cactusac/egm2023, and enter your control number, name and email address. Once you pre-register you will be able to vote. At the start of the Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.

Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting virtually and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

If you do not attend the Meeting in person and do not have internet capabilities, you can listen only to the Meeting by dialing 1-800-450-7155 (toll-free), within the U.S. and Canada, or +1-857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 5869804#. This is listen only; you will not be able to vote or enter questions during the Meeting.

How do I vote?

If you are a holder of record of Company ordinary shares, you may vote in person or virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting in person or virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/cactusac/egm2023. You may still attend the Meeting and vote virtually or in person if you have already voted by proxy.

If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person or virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the Meeting virtually?”

How do I change my vote?

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR”, “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes for each proposal. Approval of the Articles Amendment Proposal requires a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous resolution. The Adjournment Proposal requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a simple majority of shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

If you do not vote and if a valid quorum is otherwise established, that will have no effect on the Articles Amendment Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withheld votes (as applicable) will have no effect on the Articles Amendment Proposal or the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. Both of the proposals to be presented at the Meeting are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. The holders of a majority of the shares in the capital of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum.

Who can vote at the Meeting?

Only holders of record of the Company’s ordinary shares at the close of business on April 25, 2023 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On that record date, 2,464,529 Class A ordinary shares and 3,162,500 Sponsor Shares were outstanding and entitled to vote.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of Our Sponsor, Directors and Officers.”

How do I redeem my Public Shares?

If the Articles Amendment is approved, each public shareholder may redeem all or a portion of his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated an initial business combination by the deadline under the Articles for doing so (currently, November 2, 2023).

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on May 25, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Articles Amendment and Election.

Pursuant to our Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s Public Shares for cash if the Articles Amendment Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares as part of Public Units and you elect to separate your units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii) prior to 5:00 p.m., Eastern Time, on May 25, 2023, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Articles Amendment Proposal.

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical share certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Articles Amendment Proposal will not be redeemed for cash held in the Trust Account.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically).

In the event that a public shareholder tenders its shares and decides prior to the deadline for exercising redemption requests that it does not want to redeem its shares, the shareholder may withdraw the tender. Requests to withdraw a demand for redemption after the deadline for exercising redemption requests can only be completed if we consent. If you delivered your share certificates (if applicable) for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (or thereafter with our consent) not to redeem your shares, you may request that our transfer agent return the share certificates. You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Articles Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Articles Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Articles Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Articles Amendment. The transfer agent will hold the share certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a Public Unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding Public Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Public Units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into Public Shares and Public Warrants. See “How do I redeem my Public Shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Alliance Advisors (“Alliance Advisors”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Alliance Advisors’ customary fees, plus disbursements, and indemnify Alliance Advisors against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination, we do not expect such payments to have a material effect on our ability to consummate a business combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Alliance Advisors
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll Free: 877-495-1343
Email: CCTS@allianceadvisors.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

●	our ability to complete our initial business combination with a technology-based healthcare business that is domiciled or centered in Israel, that carries out all or a substantial portion of its activities in Israel, or that has some other significant Israeli connection;

●	our expectations around the performance of the prospective target business or businesses;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●	our pool of prospective target, high-tech healthcare businesses in Israel;

●	risks associated with acquiring a technology-oriented healthcare business in Israel;

●	the ability of our officers and directors to generate a number of potential acquisition opportunities;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties; or

●	our financial performance following our initial public offering or following our initial business combination.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our annual report on Form 10-K for the year ended December 31, 2022, which we filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2023 (the “Annual Report”) and the factors described in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”

We may not be able to complete a business combination by the deadline set under our Articles, as amended, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate and dissolve.

We may not be able to complete a business combination by November 2, 2023, the deadline for doing so under the Articles. Our ability to complete an initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our Annual Report, and in other reports that we file with the SEC. If we have not completed our initial business combination prior to November 2, 2023, and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Our public shareholders’ exercise of redemption rights with respect to a large number of our shares could increase the probability that our initial business combination would be unsuccessful and that our remaining public shareholders would have to wait for liquidation in order to redeem their shares.

We may seek to enter into a business combination transaction agreement with a prospective target that requires as a closing condition that we have a minimum net worth or a certain amount of cash. In connection with the Extension Meeting, 10,185,471 Public Shares were redeemed at a price per share of approximately $10.48, thereby reducing the total value of the Trust Account significantly, from approximately $132.6 million to approximately $25.8 million, as of May 1, 2023. If additional public shareholders exercise their redemption rights in connection with the Meeting or the general meeting at which our initial business combination will be presented for approval, we would not be able to meet such a closing condition and, as a result, would not be able to proceed with the business combination. Over the course of the past year and a half, the rate of redemption of shares by public shareholders of special purpose acquisition companies, or SPACs, such as ours at the time of a shareholder meeting that approves an amendment to the articles of the SPAC or the initial business combination of the SPAC has increased significantly, thereby increasing the likelihood that we, too, may face significant additional redemptions that will jeopardize our ability to successfully consummate a business combination.

Furthermore, under our current Articles (unless we seek to amend them in connection with a vote on our initial business combination), in no event will we redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon completion of our initial business combination (so that we do not then become subject to the SEC’s “penny stock” rules), or any greater net tangible asset or cash requirement that may be contained in the agreement relating to our initial business combination. Consequently, if accepting all properly submitted redemption requests would cause our net tangible assets to be less than $5,000,001 upon completion of our initial business combination or less than such greater amount necessary to satisfy a closing condition as described above, we would not proceed with such redemption of our Public Shares and the related business combination, and we instead may be forced to search for an alternate business combination, if any, or else cease operations and liquidate the Trust Account.

If we are unable to consummate an initial business combination, you would not receive your pro rata portion of the Trust Account until we liquidate the Trust Account. If you are in need of immediate liquidity, you could attempt to sell your shares in the open market; however, at such time our shares may trade at a discount to the pro rata amount per share in the Trust Account. In either situation, you may suffer a material loss on your investment or lose the benefit of funds expected in connection with our redemption until we liquidate or you are able to sell your shares in the open market.

The ability of our public shareholders to exercise redemption rights with respect to a significant number of additional shares may not allow us to complete the most desirable business combination or optimize our capital structure.

As a result of the redemption of Public Shares in connection with the Extension Meeting, 10,185,471 Public Shares were redeemed at a price per share of approximately $10.48, thereby reducing the number of outstanding Class A ordinary shares from 12,650,000 to 2,464,529, and reducing the total value of the Trust Account significantly, from approximately $132.6 million to approximately $25.8 million, as of May 1, 2023. At the time we enter into an agreement for our initial business combination, we may not know how many additional shareholders may exercise their redemption rights in connection with the Meeting, and will not know how many redemptions there will be in connection with the general meeting at which our initial business combination will be presented for approval. We will therefore need to structure the transaction based on our expectations as to the number of additional Public Shares that will be submitted for redemption. If our initial business combination agreement requires us to use a portion of the cash in the Trust Account to pay the purchase price or requires us to have a minimum amount of cash at closing, we will need to reserve a portion of the cash in the Trust Account to meet such requirements or arrange for third party financing. If a larger number of Public Shares are submitted for redemption than we initially expected, we may need to restructure the transaction to reserve a greater portion of the cash in the Trust Account or arrange for third party financing. As noted above, the high rates of redemption of shares of public shareholders of SPACs in recent times increases the likelihood that we, too, will have less cash from our trust at the time of our initial business combination, thereby forcing us to rely upon outside financing to supplement our cash reserves. Raising additional third-party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels. The above considerations may limit our ability to complete the most desirable business combination available to us or optimize our capital structure.

We may not remain qualified for continued listing, or qualify for initial listing for the combined company, in each case, on the Nasdaq Stock Market, following the Meeting or the shareholder meeting at which the approval of our initial business combination will be sought, respectively.

We will be holding the Meeting on May 30, 2023, at which we will seek shareholder approval for an amendment to the Articles that will effectively remove any remaining restrictions from the conversion by the Sponsor of the Sponsor Shares into Class A ordinary shares prior to the consummation of our initial business combination. In addition, in connection with an initial business combination, we may seek shareholder approval of the transaction at a general meeting. In connection with each such meeting, under our current Articles, we will be required to allow our public shareholders to redeem their Public Shares in advance of the meeting, until two business days prior to the meeting. Given the possibility of additional significant redemptions of shares by public shareholders in connection with each such general meeting, we may be at risk of falling out of compliance with the Nasdaq continued listing qualifications (following the articles amendment meeting) or failing to meet the initial listing qualifications for the potential combined company (upon completion of the shareholder meeting at which the business combination will be approved).

In particular, if there are heightened levels of redemptions at the Meeting, we may fail to maintain compliance with the Nasdaq Stock Market continued listing requirements (assuming the minimal requirements imposed by the Nasdaq Capital Market, which are the most lenient) related to market value of listed securities ($35.0 million), number of unrestricted publicly-held shares (500,000), market value of publicly-held shares ($1.0 million) and total shareholders (300).

Similarly, if there are extensive redemptions in connection with a shareholder meeting to approve an initial business combination, the combined company resulting from our potential initial business combination may fail to meet the Nasdaq initial listing requirements relating to market value of the listed securities ($50.0 million if the combined company has at least $4.0 million of shareholders’ equity, or $75.0 million if that shareholders’ equity test is not met), unrestricted publicly held shares (1.0 million shares, or 1.1 million shares if the combined company does not have at least $4.0 million of shareholders’ equity), market value of publicly-held shares ($15.0 million, or $20.0 million if the foregoing shareholders’ equity test is not met), and the minimum shareholder requirement (at least 300 round lot holders with at least 150 having positions of at least $2,500, or at least 400 round lot holders with at least 200 having positions of at least $2,500 if the foregoing shareholders’ equity test is not met) after taking into account holders of Public Shares that properly demanded redemption of their shares for cash.

If we fail to maintain compliance with the Nasdaq continued listing qualifications upon completion of the Meeting or the Nasdaq initial listing qualifications for the potential combined company upon completion of the shareholder meeting at which the business combination will be approved, that may frustrate our ability to successfully consummate our initial business combination, in which case public shareholders would need to wait until our liquidation to retrieve their investment in our Public Shares.

We may be unable to obtain— on reasonable terms or at all— additional financing to complete our initial business combination or to fund the operations and growth of a target business, which could compel us to restructure or abandon a particular business combination.

If the net proceeds available to us for our initial business combination (due to excessive redemptions in connection with the Meeting or a shareholder meeting to approve an initial business combination, or the expenditure of excessive funds in investigating potential target companies) are insufficient, we may be required to seek additional financing or to abandon the proposed business combination. We cannot assure you that such financing will be available on acceptable terms, if at all. To the extent that additional financing proves to be unavailable when needed to complete our initial business combination, we would be compelled to either restructure the transaction or abandon that particular business combination and seek an alternative target business candidate. In addition, even if we do not need additional financing to complete our initial business combination, we may require such financing to fund the operations or growth of the target business. The market for financings of initial business combinations of SPACs has been very difficult over the course of the last year and a half, with financings often available only on terms that are onerous to the combined company following the business combination. The failure to secure additional financing could have a material adverse effect on the continued development or growth of the target business. None of our officers, directors or shareholders is required to provide any financing to us in connection with or after our initial business combination. If we are unable to complete our initial business combination, our public shareholders may only receive approximately $10.20 per share on the liquidation of our Trust Account, and our warrants will expire worthless. In certain circumstances, our public shareholders may receive less than $10.20 per share on the redemption of their shares.

Changes in SEC rules affecting special purpose acquisition companies may adversely affect our ability to negotiate and complete our initial business combination. In particular, certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with a proposed business combination may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with certain SEC rule proposals related to SPACs may cause us to liquidate the funds in the Trust Account or liquidate and dissolve the Company at an earlier time than we might otherwise choose.

Our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications, and a post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with the foregoing may be difficult, time consuming and costly. Laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our ability to complete an initial business combination.

On March 30, 2022, the SEC issued proposed rules relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities (“SPAC Rule Proposals”). The SPAC Rule Proposals, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to complete a business combination, and may constrain the circumstances under which we could complete a business combination. Additionally, the need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate and dissolve the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a business combination and instead liquidate and dissolve the Company.

As described above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a current report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within 18 months after the effective date of the IPO Registration Statement. We have not completed our initial business combination within 18 months of such date. It is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate and dissolve the Company. If we are required to liquidate and dissolve, our shareholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

If we instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of a business combination or our liquidation, we may be able to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act. Following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, on or prior to the 18-month anniversary of the effective date of our IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 18-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate and dissolve the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company. As of the date of this proxy statement, we have not yet made any such determination to liquidate the securities held in the Trust Account.

We may be deemed a “foreign person” and therefore may not be able to complete our business combination because such transaction may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States, or may be ultimately prohibited.

Our Sponsor, Cactus Healthcare Management, L.P., is controlled by non-U.S. persons. While we are focusing our search on technology-based healthcare businesses that are domiciled in Israel, that carry out all or a substantial portion of their activities in Israel, or that have some other significant Israeli connection, we may pursue a business combination target in any business or industry and across any geographical region, including in the United States. Certain transactions in the United States are subject to specific rules or regulations that may limit, prohibit, or create additional requirements with respect to foreign ownership of a U.S. company. In particular, our initial business combination, if effected with a U.S. target company, may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, the Committee on Foreign Investment in the United States (“CFIUS”) has authority to review certain direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President of the United States prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

As such, a business combination with a U.S. business or foreign business with U.S. operations that we may wish to pursue may be subject to CFIUS review. If a particular proposed business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to delay or recommend that the President of the United States block our proposed initial business combination, require conditions with respect to such initial business combination or recommend that the President of the United States order us to divest all or a portion of the U.S. target business of our business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, or delay or prevent us from pursuing, certain target companies that we believe would otherwise be beneficial to us and our shareholders. In addition, certain types of U.S. businesses may be subject to rules or regulations that limit or impose requirements with respect to foreign ownership.

If CFIUS determines it has jurisdiction, CFIUS may decide to recommend a block or delay our business combination, or require conditions with respect to it, which may delay or prevent us from consummating a potential transaction. It is unclear at this stage whether our potential business combination transaction would fall within CFIUS’s jurisdiction, and if so, whether we would be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited amount time left to complete our business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the chance of realizing future gains through any price appreciation in the combined company. Additionally, our warrants will become worthless. As a result, the pool of potential targets with which we could complete a business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar ties to non-U.S. persons.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares, or in connection with a business combination or other shareholder vote pursuant to which shareholders would have a right to submit their shares for redemption.

Pursuant to the Inflation Reduction Act of 2022, commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations and their “Specified Affiliates” as the term is defined in the Notice (as defined below). The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the “fair market value”, within the meaning of these rules, of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the “fair market value” of certain new share issuances against the “fair market value” of share repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. The Treasury Department and the Internal Revenue Service (the “IRS”) have recently issued Notice 2023-2, indicating the intention to propose regulations on the excise tax and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, distributions in qualifying complete liquidations are exempt from the excise tax. In addition, the Notice provides that no distribution in a taxable year by a corporation that completely liquidates in a qualifying liquidation during such taxable year is subject to the excise tax.

If, pursuant to the Articles Amendment Proposal, the Articles Amendment is approved, our shareholders will have the right to require us to redeem their Public Shares. The excise tax may apply to such redemption and any other repurchase of our shares (including repurchases in connection with a business combination and/or our liquidation). The extent to which we would be subject to the excise tax in a taxable year would depend on a number of factors, including: (i) the “fair market value” of the redemptions and repurchases during such taxable year, (ii) the nature and amount of any “PIPE” or other equity issuances during such taxable year (including in connection with a business combination), (iii) if we liquidate in such taxable year and whether the liquidation qualifies for exemption, (iv) the structuring of any business combination, and (v) the content of any proposed or final regulations and other guidance from the Treasury Department or the IRS. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. If we liquidate, it is not clear that our liquidation will qualify for exemption from the excise tax under the Notice because it will depend on the particular facts and circumstances of the liquidation. Any excise tax payable by us may cause a reduction in the cash available to us to complete a business combination, could affect our ability to complete a business combination, and may cause a reduction in amounts available for redemptions.

BACKGROUND

We are a blank check company formed on April 19, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Our Sponsor is Cactus Healthcare Management LP, a Delaware limited partnership. On November 2, 2021, we consummated our initial public offering, selling 12,650,000 Public Units. Each unit consists of one Public Share and one-half of a Public Warrant, with each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. The Public Units were sold at a price of $10.00 per unit, generating gross proceeds to us of $126,500,000 at closing.

Substantially concurrent with the closing of our IPO, we completed the private sale of 4,866,667 Private Warrants to our Sponsor at a purchase price of $1.50 per Private Warrant, generating aggregate gross proceeds of $7,300,000 for the Company. Each Private Warrant provides the holder thereof the right to purchase one Class A ordinary share at an exercise price of $11.50 per share. Following the closing of the IPO, we deposited a total of $129,030,000 in the Trust Account.

Prior to our IPO, our Sponsor had purchased an aggregate of 2,875,000 Class B ordinary shares for an aggregate purchase price of $25,000. Prior to the initial investment in the Company of $25,000 by our Sponsor, the Company had no assets, tangible or intangible. In October 2021, we effected a share dividend of 0.1 shares for each share then outstanding, thereby resulting in 3,162,500 Class B ordinary shares outstanding and held by our Sponsor.

As of the record date for the Meeting, there were 5,627,029 of our ordinary shares that remained outstanding, consisting of (i) 2,464,529 Class A ordinary shares, all of which are Public Shares, and (ii) 3,162,500 Cactus Class B ordinary shares. Out of the 12,650,000 Public Shares sold as part of our IPO, 10,185,471 were redeemed in connection with the Extension Meeting, at a redemption price of approximately $10.48 per share, for a total redemption price of $106.7 million, in the aggregate. The redemption of the Public Shares in connection with the Extension Meeting reduced the total value of the Trust Account to approximately $25.8 million.

As of the record date for the Meeting, all 6,325,000 Public Warrants sold as part of the Public Units in the IPO remained outstanding. In addition, all 4,866,667 Private Warrants originally sold to the Sponsor remained outstanding as of the record date. If we do not complete our initial business combination by November 2, 2023 (i.e., within 24 months from the closing of our IPO, which reflects an extension of six months approved by our shareholders at the Extension Meeting), the proceeds of the sale of the Public Units and Private Warrants held in the Trust Account will be used to fund the redemption of our Public Shares, and the Private Warrants and Public Warrants will expire worthless.

The remaining funds from the IPO and concurrent private placement, together with interest income earned on those funds, are being held in our Trust Account in the United States maintained by Continental, acting as trustee. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to our investment management trust agreement with Continental Stock Transfer & Trust Company (as amended, the “Trust Agreement”), the trustee is not permitted to invest in other securities or assets. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any additional Public Shares properly submitted in connection with an additional shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 24 months from the closing of the IPO, subject to further extension, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 24 months from the closing of the IPO or any redemption in connection with an additional amendment to our Articles described under (ii), our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the remaining outstanding Public Shares.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Sponsor Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”

You are not being asked to vote on any business combination at this time. If the Articles Amendment is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider an initial business combination, you will be entitled to vote on an initial business combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed or we have not consummated a business combination by the deadline under the Articles (currently, November 2, 2023), subject to the terms of the Articles.

THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with an extraordinary general meeting to be held on May 30, 2023 at 9:00 a.m. Eastern Time/4:00 p.m. local (Israeli) time at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/cactusac/egm2023.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal No. 1 (the Articles Amendment Proposal)- A proposal to approve, by way of special resolution, the adoption of an amendment to the Articles that will provide that the existing restriction under the Articles that prevents the issuance of additional shares that would vote together with the Public Shares, on a proposal to approve the Company’s initial business combination, will not apply to the issuance of Class A ordinary shares upon conversion of Class B ordinary shares where the holders of the converted shares waive their rights to proceeds from the Trust Account. A copy of the proposed amendment is set forth in Annex A to this proxy statement; and

2.	Proposal No. 2 (the Adjournment Proposal)- A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal.

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Articles Amendment Proposal.

You are not being asked to vote on any business combination transaction at this time. If the Articles Amendment Proposal is approved and you do not elect to redeem your Public Shares now, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event our initial business combination is approved and completed or if the Company has not consummated the initial business combination by the deadline under the Articles (currently, November 2, 2023), subject to the terms of the Articles.

Public shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Articles Amendment Proposal regardless of whether or how such public shareholders vote with respect to the Articles Amendment Proposal. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Articles Amendment Proposal receives the requisite shareholder approval. If the Articles Amendment Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account when an initial business combination is submitted to the shareholders. Under the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate any redemptions) until the earlier of (a) receipt by the Trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the passage of the deadline for our initial business combination under the Articles (currently, November 2, 2023).

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with an Election will reduce the amount held in the Trust Account following the redemption, and the remaining value of the Trust Account may be further significantly reduced from its approximate $25.8 million value as of May 1, 2023.

If we do not consummate an initial business combination by November 2, 2023, in accordance with our Articles, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the remaining outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In that scenario, the Public Warrants and Private Warrants will expire worthless.

The approval of the Articles Amendment Proposal requires a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Approval of the Adjournment Proposal requires an ordinary resolution which is a resolution passed by a simple majority of shareholders of Cactus as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution.

Only holders of record of our ordinary shares at the close of business on April 25, 2023 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” each such proposal.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on April 25, 2023 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about May 16, 2023.

Dissenters’ Right of Appraisal

Neither Cayman Islands law nor our Amended and Restated Memorandum and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with either of the proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Outstanding Shares and Quorum

The number of outstanding ordinary shares entitled to vote at the Meeting is 5,627,029, consisting of (i) 2,464,529 Class A ordinary shares, all of which are Public Shares, and (ii) 3,162,500 Class B ordinary shares (Sponsor Shares). Each ordinary share is entitled to one vote. The presence of holders of a majority of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. Abstentions will be counted as present for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. The Class A ordinary shares and Sponsor Shares are entitled to vote together as a single class on the Articles Amendment Proposal and the Adjournment Proposal.

Abstentions and Broker Non-Votes

An abstention occurs when a shareholder attends a meeting, or is represented by proxy, but abstains from voting. At the Meeting, abstentions will be counted as present for purposes of determining whether a quorum exists. Assuming that a quorum is present, a Cactus shareholder’s abstention will have no effect on the outcome of the votes on the Articles Amendment Proposal or the Adjournment Proposal.

Broker non-votes are shares held in “street name” by brokers, banks and other nominees that are present or represented by proxy at a shareholder meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, bank or other nominee does not have discretionary voting power on such proposal. Because, under Nasdaq rules, brokers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to any of the two proposals described in this proxy statement, if a beneficial owner of ordinary shares held in “street name” does not give voting instructions to the broker, bank or other nominee, then those shares will not be permitted under Nasdaq rules to be voted at the meeting, and thus will not be counted as present or represented by proxy at the meeting. The votes to approve the Articles Amendment Proposal and the Adjournment Proposal are based on the votes actually cast by the shareholders present or represented by proxy and entitled to vote at the Meeting. As a result, assuming that a quorum is present, if you fail to issue voting instructions to your broker, bank or other nominee, it will have no effect on the outcome of the Articles Amendment Proposal or the Adjournment Proposal.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

Proposal	Vote Required
Articles Amendment	A special resolution as a matter of Cayman Islands law, being a resolution passed by at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution
Adjournment	An ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders of Cactus as being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution

Abstentions will have no effect on the proposals, assuming a quorum is present. The failure to vote will have no effect on the Articles Amendment Proposal or the Adjournment Proposal, assuming a quorum is present.

The chairman of the Meeting may adjourn the Meeting whether or not there is a quorum, to reconvene at the same or some other place, and may adjourn the Meeting from time to time until a quorum shall be present. Under the Articles, if there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum. If the Meeting is adjourned for 30 days or more, notice of the adjourned Meeting must be given. Otherwise, it will not be necessary to give any such notice of the adjourned Meeting.

Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.

●	You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Articles Amendment Proposal and “FOR” the Adjournment Proposal.

●	You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your Public Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Alliance Advisors, our proxy solicitor at:

Alliance Advisors
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll Free: 877-495-1343
Email: CCTS@allianceadvisors.com

We have retained Alliance Advisors to aid in the solicitation of proxies. Alliance Advisors will receive a fee of approximately $11,200, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own Public Shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 4B Cedar Brook Drive, Cranbury, NJ 08512, and via email to swills@cactusac1.com; and

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	the fact that the Sponsor holds an aggregate of 3,162,500 Class B Ordinary Shares, for which it paid $25,000, and 4,866,667 Private Warrants, for which it paid $7,300,000, all of which would expire worthless if an initial business combination is not consummated and such securities will have a significantly higher value if an initial business combination is consummated, estimated at approximately $33,250,000 based on the reported closing price of $10.46 per Class A ordinary share and $0.0348 per warrant on Nasdaq on May 5, 2023;

●	since November 2021, we pay the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support services;

●	the fact that, unless the Company consummates the initial business combination, the Sponsor and our directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of December 31, 2022) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that the Sponsor has loaned to us $450,000 in working capital loans, which are evidenced by a promissory note that we have issued to the Sponsor, which may not be repaid from funds in our Trust Account and which would be repaid or converted into warrants at a conversion price of $1.50 per warrant only upon the closing of a business combination transaction or upon our liquidation; in the case of such a liquidation, there is no guarantee of there being sufficient funds for repayment of these loaned amounts;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination on or prior to November 2, 2023, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, from the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on an initial business combination and may even continue to serve following an initial business combination and receive compensation thereafter.

Redemption Rights

Pursuant to our current Articles, our public shareholders will be provided with the opportunity to redeem their Public Shares upon the approval of the Articles Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding Public Shares. If your redemption request is properly made and the Articles Amendment Proposal is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on marketable securities in the Trust Account valued at approximately $25.8 million on May 1, 2023, the estimated per share redemption price would have been approximately $10.48. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Articles Amendment Proposal receives the requisite shareholder approval.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on May 25, 2023 (two (2) business days before the Meeting) that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical share certificates should allot sufficient time to obtain physical share certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical share certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the share certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If we do not consummate a business combination by November 2, 2023 or such earlier time determined by our Board, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase ordinary shares will expire worthless.

Holders of outstanding Public Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into Public Shares and Public Warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and Public Warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and Public Warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL NO 1: THE ARTICLES AMENDMENT PROPOSAL

Background

The proposed Articles Amendment, which will need to be adopted by a special resolution of our shareholders, would amend Article 49.10 of the Company’s Articles to provide that the existing restriction under the Articles that prevents the issuance of additional shares that would vote together with the Public Shares on a proposal to approve the Company’s initial business combination, will not apply to the issuance of Class A ordinary shares upon conversion of Class B ordinary shares where the holders of the converted shares waive their rights to proceeds from the Trust Account. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on any business combination at this time. If the Articles Amendment is approved and you do not elect to redeem your Public Shares now, you will retain the right to vote on an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed, or to receive your Public Shares’ pro rata portion of the funds in the Trust Account if the Company has not consummated the initial business combination on or prior to the deadline under the Articles (currently, November 2, 2023), subject to the terms of the Articles.

Reasons for the Proposed Articles Amendment

Approval of the Articles Amendment is needed in order to permit the conversion of the Sponsor Shares into Class A ordinary shares prior to the consummation of our initial business combination. Our Board believes that conversion is in the best interests of our shareholders, as it will give us further flexibility to retain shareholders and meet Nasdaq continued listing requirements even if redemptions of Public Shares would otherwise cause us to no longer be in compliance with Nasdaq’s listing standards.

At the Extension Meeting that we held on April 20, 2023, our shareholders approved, among other proposals, amendments to the Articles that were intended to allow the conversion of our Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of our initial business combination at the election of the holder. Despite those amendments, Article 49.10 of the Articles, like similar provisions in other blank check companies’ governing documents, restricts our ability to issue additional shares following our initial public offering and prior to our initial business combination. That restriction applies to any shares that will either (i) vote together with our Public Shares as a single class on a proposal to approve our initial business combination, or (ii) be entitled to funds from the Trust Account. If our Class B ordinary shares are converted by our Sponsor into Class A ordinary shares prior to our initial business combination, that would violate that restriction. We are therefore proposing that our shareholders approve the Articles Amendment at the Meeting, which will make that restriction not applicable to the issuance of Class A ordinary shares upon conversion of the Class B ordinary shares, provided that the holder of the converted shares (i.e., our Sponsor) waives its right to proceeds from the Trust Account prior to our initial business combination.

If the Articles Amendment Is Approved

If the Articles Amendment Proposal is approved, the Articles Amendment in the form of Annex A to this proxy statement will, upon adoption by the shareholders, be effective. We expect that the Sponsor will then promptly convert all 3,162,500 Sponsor Shares into Class A ordinary shares. Upon conversion of any Class B ordinary shares to Class A ordinary shares, such Class A ordinary shares shall still not be entitled to receive funds from the Trust Account through redemptions or otherwise. Additionally, the as-converted Class A ordinary shares will remain subject to all of the restrictions applicable to the pre-conversion Class B ordinary shares, including the prohibition on transferring, assigning or selling such shares, subject to limited exceptions, until:

●	with respect to 50% of such shares, the earlier to occur of: (A) six months after the completion of a business combination, subject to certain exceptions or (B) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction after the initial business combination that results in the Company’s shareholders having the right to exchange their shares for cash, securities or other property; and

●	with respect to the other 50% of such shares, until the earlier to occur of: (A) six months after the date of the consummation of our initial business combination, or (B) the date on which we consummate a liquidation, merger, amalgamation, share exchange, reorganization, or other similar transaction after our initial business combination that results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property, unless, in either case, the last reported sale price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after our initial business combination

If the Articles Amendment Is Not Approved

If the Articles Amendment is not approved, we will not amend our Articles to eliminate the restriction under Article 49.10 that prevents our Sponsor from converting its Class B ordinary shares to Class A ordinary shares at its election prior to our initial business combination. Instead, the Class B ordinary shares would only become convertible upon consummation of a business combination. This may adversely affect our ability to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty in completing a business combination.

Redemptions in Connection with the Articles Amendment Proposal

If we are unable to consummate a business combination by or before the deadline under the Articles (currently, November 2, 2023), there is a significant risk that a redemption of Public Shares in connection with the Articles Amendment Proposal will be subject to the 1% excise tax applicable to share repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022. The application of the excise tax to any redemptions the Company makes after December 31, 2022, could potentially reduce the per-share amount that public shareholders would otherwise be entitled to receive and could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our Articles such as the Articles Amendment. On the record date, the Sponsor beneficially owned and was entitled to vote 3,162,500 Class B ordinary shares, in the aggregate, which represent 56.2% of the Company’s issued and outstanding ordinary shares.

In connection with the Articles Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Articles Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Amendment Proposal receives the requisite shareholder approvals. If the Articles Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our Articles (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $25.8 million of marketable securities as of the date of this proxy statement. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the November 2, 2023 deadline under our Articles, or our earlier liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or May 25, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its Public Shares.

As of the date of this proxy statement, there was approximately $25.8 million of marketable securities in the Trust Account. If the Articles Amendment Proposal is approved, the redemption price per share as of the date of the meeting for the approval of an initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.48 per share under the terms of our current Articles and Trust Agreement.

Vote Required for Approval

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of Cactus’ shareholders as, being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution, is required to approve the Articles Amendment Proposal. Assuming the presence of a quorum at the Meeting, abstentions or the failure to vote on the Articles Amendment Proposal will have no effect on the vote concerning the Articles Amendment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ARTICLES AMENDMENT PROPOSAL.

U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Articles Amendment Proposal is approved. This discussion applies only to Public Shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances, including the alternative minimum tax or the Medicare tax on investment income, or the consequences to holders subject to special rules, including:

●	our Sponsor, directors and officers and their respective affiliates;

●	financial institutions, insurance companies or other financial services entities;

●	broker-dealers or other persons that are subject to the mark-to-market method of accounting;

●	tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax deferred accounts;

●	governments or agencies or instrumentalities thereof;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or otherwise as compensation;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar; or

●	persons that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States,

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

●	an estate whose income is subject to U.S. federal income tax regardless of its source, or

●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER, AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Redemption Treated as Sale or Distribution

Subject to the PFIC rules discussed below under “PFIC Considerations,” if a U.S. Holder’s Public Shares are redeemed pursuant to the redemption provisions described in this proxy statement, the U.S. federal income tax consequences to such holder will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Public Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Public Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and such U.S. Holder does not constructively own any other shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, such distribution will generally be treated a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if Public Shares are readily tradable on an established securities market in the United States, provided that we are not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any dividends paid with respect to Public Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of Public Shares.” However, we do not currently maintain calculations of our earnings and profits in accordance with U.S. federal income tax principles. U.S. Holders should therefore assume that any amounts treated as a distribution as a result of a redemption of Public Shares will be reported as dividend income.

Taxation of Sale or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

Generally

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. For this purpose, cash generally is treated as held for the production of passive income. The determination of whether a foreign corporation is a PFIC is made annually. Once a foreign corporation is treated as a PFIC it is, with respect to a shareholder during the time it qualifies as a PFIC, and subject to certain exceptions, always treated as a PFIC with respect to such shareholder, regardless of whether it satisfied either of the qualification tests in subsequent years.

Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of Cactus

Based upon the composition of our income and assets, and our expectations regarding the timing of the completion of an initial business combination, we believe that we will not be eligible for the startup exception and therefore that we have been a PFIC since our first taxable year.

Default PFIC Rules

If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” (“QEF”) election for our first taxable year as a PFIC in which the U.S. Holder held Public Shares, a QEF election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares, which would include a redemption of Public Shares if such redemption is treated as a sale under the rules discussed above; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares), which may include a redemption of Public Shares if such redemption is treated as a distribution under the rules discussed above.

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

QEF Election

In general, if we are determined to be a PFIC, a U.S. Holder may avoid the PFIC tax consequences described above in respect of its Public Shares by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such U.S. Holder’s tax return for the taxable year for which the election relates.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621, including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such Public Shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such Public Shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such Public Shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to its Public Shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares or as a result of a purging election, as described above), any gain recognized on the sale of the Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such U.S. Holders. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends, under the above rules.

Mark-to-Market Election

Alternatively, a U.S. Holder may make an election to mark marketable shares in a PFIC to market on an annual basis. PFIC shares generally are marketable if they are (i) “regularly traded” on a national securities exchange that is registered with the Securities Exchange Commission or on the national market system established under Section 11A of the Securities and Exchange Act of 1934, or (ii) “regularly traded” on any exchange or market that the Treasury Department determines to have rules sufficient to ensure that the market price accurately represents the fair market value of the shares. The Public Shares, which are listed on Nasdaq, should qualify as marketable shares for this purpose but there can be no assurance that the Public Shares will be “regularly traded.”

Pursuant to such an election, a U.S. Holder would include in each year as ordinary income the excess, if any, of the fair market value of such shares over its adjusted basis at the end of the taxable year. A U.S. Holder may treat as ordinary loss any excess of the adjusted basis of the shares over its fair market value at the end of the year, but only to the extent of the net amount previously included in income as a result of the election in prior years. A U.S. Holder’s adjusted tax basis in the PFIC shares will be increased to reflect any amounts included in income, and decreased to reflect any amounts deducted, as a result of a mark-to-market election. Any gain recognized on a disposition of Public Shares will be treated as ordinary income and any loss will be treated as ordinary loss (but only to the extent of the net amount of income previously included as a result of a mark-to-market election).

PFIC Reporting Requirements

If we are a PFIC, a U.S. Holder of Public Shares will be required to file an annual report on IRS Form 8621 containing such information with respect to its interest in a PFIC as the IRS may require. Failure to file IRS Form 8621 for each applicable taxable year may result in substantial penalties and result in the U.S. Holder’s taxable years being open to audit by the IRS (potentially including with respect to items that do not relate to a U.S. Holder’s investment in the Public Shares) until such forms are properly filed.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES ON THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Dividend payments with respect to the Public Shares and proceeds from the sale, exchange or redemption of the Public Shares may be subject to information reporting to the IRS and possible backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

PROPOSAL NO 2: THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal.

In addition to an adjournment of the Meeting upon approval of the Adjournment Proposal, the Cactus board of directors is empowered under Cayman Islands law to postpone the Meeting at any time prior to the Meeting being called to order in accordance with the Articles. In such event, Cactus will issue a press release and take such other steps as it believes are necessary and practical under the circumstances to inform its shareholders of the postponement of the Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal.

Proposed Resolution

At the Meeting, the following resolution will be presented for adoption pursuant to the Adjournment Proposal:

RESOLVED, as an ordinary resolution, that the Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal presented at the Meeting.

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution, being a resolution passed by a simple majority of the votes cast by shareholders of Cactus as being entitled to do so, vote in person or by proxy at the Meeting, and includes a unanimous written resolution. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention and a broker non-vote, will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the date of this proxy statement by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of ordinary shares;

●	each of our executive officers and directors; and

●	all our officers and directors as a group.

Beneficial ownership is presented in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and generally reflects voting and/or investment power with respect to our ordinary shares. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of Public Warrants or Private Warrants, as those warrants are not exercisable within 60 days of the date of this proxy statement.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned		Approximate Percentage of Issued and Outstanding Class A Ordinary Shares(2)
5% or Greater Shareholders
Cactus Healthcare Management LP (3)	3,162,500	(4)	56.2%
Highbridge Capital Management, LLC (5)	952,156		7.5	%(6)
Saba Capital Management, L.P. (7)	750,358		5.9	%(8)
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(9)	750,000		5.9	%(10)
Radcliffe Capital Management, L.P.(11)	400,000		16.2%

Directors and Executive Officers
Ofer Gonen	-		-
Stephen T. Wills(13)	-		-
David Sidransky, M.D.	-		-
Nachum (Homi) Shamir(14)	-		-
Hadar Ron, MD(15)	-		-
David J. Shulkin, M.D.(16)	-		-
All officers, directors and director nominees as a group (six individuals)(3)	3,162,500	(4)	56.2%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Cactus Acquisition Corp. 1 Limited, 4B Cedar Brook Drive, Cranbury, NJ 08512.

(2)	Except where noted below, the percentage of Class A ordinary shares outstanding is based upon 2,464,529 Class A ordinary shares issued and outstanding as of April 25, 2023. In addition, as of that date, our Sponsor (Cactus Healthcare Management LP) holds all 3,162,500 outstanding Class B ordinary shares, which will convert into Class A ordinary shares on a one-for-one basis upon consummation of our initial business combination, or, if the Articles Amendment Proposal is approved, earlier at the election of the holder thereof. Other than the foregoing conversion provisions, Class B ordinary shares have the same rights as Class A ordinary shares, except that only Class B ordinary shares have the right to vote in the election of directors. Consequently, we have treated the 3,162,500 Class B ordinary shares as part of the Class A ordinary shares solely for the purposes of the presentation of our Sponsor’s beneficial ownership herein (whereas for all other 5% or greater shareholders, the Class A ordinary shares that underlie the Class B ordinary shares are not counted as issued and outstanding Class A ordinary shares and do not reduce their beneficial ownership of Class A ordinary shares).

(3)	Our Sponsor, Cactus Healthcare Management LP, directly holds our shares that are reported in this row. Cactus Healthcare Management LLC serves as the sole general partner of our sponsor and may therefore be deemed to share voting and investment authority with respect to the shares held thereby. Each of Israel Biotech Fund, Kalistcare Ltd. (an affiliate of Consensus Business Group) and Clal Biotechnology Industries holds an equal 33.33% equity interest in Cactus Healthcare Management LLC. No single individual or group of individuals possesses the ability to control the decisions made by the sole general partner. Each of Mr. Shamir, Dr. Shulkin and Dr. Ron holds a limited partnership interest in our Sponsor (a 1.25%, 1.0%, and 1.0% limited partnership interest, respectively), and our Chief Financial Officer, Mr. Wills, holds a 4.75% limited partnership interest in our Sponsor.

(4)	Consists of 3,162,500 Class A ordinary shares issuable upon conversion of an equal number of Class B ordinary shares, all of which are held by the Cactus Healthcare Management, L.P. The foregoing conversion will occur automatically on the first business day following consummation of a business combination by the Issuer. Excludes 4,866,667 Class A ordinary shares underlying the Private Warrants held by our Sponsor, which are not exercisable as of, or within 60 days of, the date of this proxy statement.

(5)	Based solely on a Schedule 13G/A filed by Highbridge Capital Management, LLC with the SEC on January 31, 2023. Highbridge Capital Management, LLC serves as the trading manager of Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P. Each of these persons may be deemed to be the beneficial owner of all of the reported shares and to possess shared voting power with respect to all of these shares. The address of these entities is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(6)	This percentage, as appearing in the Schedule 13G/A filed by Highbridge Capital Management, LLC with the SEC on January 31, 2023, is based on 12,650,000 outstanding Class A ordinary shares, which was the outstanding number prior to the redemption of shares in connection with the Extension Meeting, which reduced the number of outstanding Class A ordinary shares. We are uncertain as to the actual number of Class A ordinary shares now held by this shareholder and what percentage that constitutes out of the current number of outstanding Class A ordinary shares (2,464,529).

(7)	Based solely on a Schedule 13G/A filed by Saba Capital Management, L.P., a Delaware limited partnership, with the SEC on February 14, 2023. Each of Saba Capital Management, L.P., Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein may be deemed to be the beneficial owner of all of the reported shares and to possess shared voting power with respect to all of these shares. The address of these persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(8)	This percentage, as appearing in the Schedule 13G/A filed by Saba Capital Management, L.P. with the SEC on February 14, 2023, is based on 12,650,000 outstanding Class A ordinary shares, which was the outstanding number prior to the redemption of shares in connection with the Extension Meeting, which reduced the number of outstanding Class A ordinary shares. We are uncertain as to the actual number of Class A ordinary shares now held by this shareholder and what percentage that constitutes out of the current number of outstanding Class A ordinary shares (2,464,529).

(9)	Based solely on a Schedule 13G filed by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust, with the SEC on February 8, 2022. The address of this shareholder is 2020 Calamos Court, Naperville, IL 60563.

(10)	This percentage, as appearing in the Schedule 13G filed by Calamos Market Neutral Income Fund with the SEC on February 8, 2022, is based on 12,650,000 outstanding Class A ordinary shares, which was the outstanding number prior to the redemption of shares in connection with the Extension Meeting, which reduced the number of outstanding Class A ordinary shares. We are uncertain as to the actual number of Class A ordinary shares now held by this shareholder and what percentage that constitutes out of the current number of outstanding Class A ordinary shares (2,464,529).

(11)	Based solely on a Schedule 13G filed by Radcliffe Capital Management, L.P., with the SEC on April 27, 2023. RGC Management Company, LLC, Steven B. Katznelson and Christopher Hinkel may be considered control persons of Radcliffe Capital Management, L.P. Additionally, Radcliffe SPAC GP, LLC, Steven B. Katznelson and Christopher Hinkel may be considered control persons of Radcliffe SPAC Master Fund, L.P. Each of these persons may be deemed to be the beneficial owner of all of the reported shares and to possess shared voting power with respect to all of these shares. The address of these persons is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(12)	Please see footnote (3) above for a description of Mr. Wills’ ownership interest in our sponsor.

(13)	Please see footnote (3) above for a description of Mr. Shamir’s ownership interest in our sponsor.

(14)	Please see footnote (3) above for a description of Dr. Ron’s ownership interest in our sponsor.

(15)	Please see footnote (3) above for a description of Dr. Shulkin’s ownership interest in our sponsor.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is https://cactusac1.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Articles Amendment Proposal or the Adjournment Proposal, by contacting the Company’s proxy solicitor at the following address and telephone number:

Alliance Advisors
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
Toll Free: 877-495-1343
Email: CCTS@allianceadvisors.com

You may also contact us at the following address, email and telephone number:

Stephen T. Wills, Chief Financial Officer, c/o Cactus Acquisition Corp. 1 Ltd., 4B Cedar Brook Drive, Cranbury, NJ 08512, e-mail: swills@cactususac1.com; telephone: (609) 495-2222

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than May 22, 2023.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CACTUS ACQUISITION CORP. 1 LIMITED

May 30, 2023

RESOLVED, as special resolutions, that:

(i) Article 49.10 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with Public Shares on a Business Combination.”

A-1

Cactus Acquisition Corp. 1 Ltd.
4B CEDAR BROOK DRIVE

CRANBURY, NJ, 08512

EXTRAORDINARY GENERAL MEETING

OF THE COMPANY
MAY 30, 2023
YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

Cactus Acquisition Corp. 1 Ltd.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING

OF THE COMPANY TO BE HELD ON MAY 30, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated May 8, 2023, (the “Proxy Statement”) in connection with the extraordinary general meeting of Cactus Acquisition Corp. 1 Ltd. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 9:00 a.m. Eastern time/4:00 p.m. local (Israeli) time on May 30, 2023 at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Ofer Gonen and Stephen T. Wills, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1 AND PROPOSAL NO. 2, CONSTITUTING THE ARTICLES AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting to be held on May 30, 2023:

The notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/cactusac/egm2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 AND, IF PRESENTED, PROPOSAL NO. 2.	Please mark ☒ votes as indicated in this example

Proposal No. 1 – Articles Amendment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association (the “Articles”) in the form set forth in Annex A of the accompanying proxy statement, which provides that the existing restriction that prevents the issuance of additional shares that would vote together with the Company’s publicly held Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), on a proposal to approve the Company’s initial business combination, will not apply to the issuance of Class A ordinary shares upon conversion of the Company’s Class B ordinary shares, par value $0.0001 per share, where the holders of the converted shares waive their rights to proceeds from the Company’s trust account.	☐	☐	☐

Proposal No. 2 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1 of the accompanying proxy statement.	☐	☐	☐

Date: _______________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1 AND PROPOSAL NO. 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.